FINANCIAL EXPENSES, NET	12 Months Ended
Nov. 30, 2013
FINANCIAL EXPENSES, NET [Text Block]

NOTE 11 – FINANCIAL EXPENSES, NET

	Year Ended
	November 30,
	2013	2012
Interest expenses due to loan	$172,510	$-
Changes in fair value of warrants	(133,316)	-
Foreign exchange loss - net	33,761	7,069
Bank commissions - net	5,702	2,515
Total	$78,657	$9,584